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                                                                   EXHIBIT 10.11

                      SENIOR SUBORDINATED CONVERTIBLE NOTE

$ 29,412,000.00                                               SEPTEMBER 30, 2003

FOR VALUE RECEIVED, the undersigned, Eagle Test Systems, Inc., an Illinois corporation (the "BORROWER"), HEREBY PROMISES TO PAY to the order of TA Subordinated Debt Fund, L.P. (the "NOTEHOLDER") the principal sum of $ 29,412,000.00, together with interest on the unpaid principal amount from time to time outstanding at the rate or rates and computed and payable at the times as described in the Note Purchase Agreement (as hereinafter defined). Payments of the principal hereof shall be made as provided in the Note Purchase Agreement. Notwithstanding any other provision of this note, the entire balance of principal and accrued and unpaid interest shall be paid in full on September 30, 2009.

      This note is one of the Convertible Notes referred to in the Note Purchase Agreement dated as of September 30, 2003 (as the same may be amended, modified or supplemented from time to time, the "NOTE PURCHASE AGREEMENT") among the Borrower, the Noteholder and certain other Noteholders named therein. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Note Purchase Agreement.

      The Noteholder may convert this note at any time pursuant to the terms of the Note Purchase Agreement into (a) a Senior Subordinated Note due September 30, 2009 in the principal amount of $ 29,407,098.00 plus any interest owed in arrears on this note on the Conversion Date, in the form attached hereto as Exhibit A, and (b) a Common Stock Purchase Warrant of the Borrower for the purchase of 205.900 shares of the Borrower's Common Stock (subject to adjustment as provided for therein), exercisable at a price per share of $.01 (subject to adjustment as provided for therein) in the form attached hereto as Exhibit B, all as further described in the Note Purchase Agreement.

      Subject to, and at all times in accordance with, the provisions of the Note Purchase Agreement (i) the Borrower shall have the right, at any time, to voluntarily prepay all or any part of the outstanding principal amount of this note, and (ii) the Noteholder shall have the right to require the Borrower to repurchase this note upon the occurrence of a Mandatory Repurchase Event.

      In addition to the payment of interest as provided above, the Borrower shall, on demand, pay interest on any overdue installments of principal and, to the extent permitted by applicable law, on overdue installments of interest at the rate set forth in, and in accordance with the provisions of, the Note Purchase Agreement.

      The holder of this note is entitled to all the benefits and rights of a Noteholder under the Note Purchase Agreement to which reference is hereby made for a statement of the terms and conditions under which the entire unpaid balance of this note, or any portion thereof, shall become immediately due and payable. Notwithstanding anything in this note to the contrary, the

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terms and provisions of this note shall at all times be governed by and subject to all of the terms and provisions of the Note Purchase Agreement. To the extent that there is any conflict with, or inconsistency between, the terms and provisions of this note and the terms and provisions of the Note Purchase Agreement, the terms and provisions of the Note Purchase Agreement shall at all times govern and control.

      The Borrower hereby waives presentment, demand, notice, protest and other demands and notices in connection with the delivery, acceptance or enforcement of this note.

      No delay or omission on the part of the holder of this note in exercising any right hereunder shall operate as a waiver of such right or of any other right under this note, and a waiver, delay or omission on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion.

      The terms and provisions of this note are subject to the dispute resolution provisions contained in Sections 9.11 and 9.12 of the Note Purchase Agreement.

      This note shall be deemed to be under seal, and all rights and obligations hereunder shall be governed by the laws of the State of New York (without giving effect to any conflicts of law provisions contained therein).

                                        EAGLE TEST SYSTEMS, INC.

                                        By: Leonard Foxman
                                            ------------------------------
                                            Name:  Leonard Foxman
                                            Title: CEO